                                                                    Exhibit 24.1

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint each of P. DAVID NEWSOME, DONALD J. HELLWEGE, and SHAWNA L. GEHRES their true and lawful attorney-in-fact and each of them (with full power to act without the others) their true and lawful attorney-in-fact for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign any and all amendments (including post-effective amendments) to the registration statement on Form S-3 for the registration of the $1,500,000,000 8.25% Senior Reset Notes due 2008, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned WCG does hereby constitute and appoint P. DAVID NEWSOME, DONALD J. HELLWEGE, and SHAWNA L. GEHRES its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorney-in-fact shall have full power of substitution and resubstitution, and said attorney-in-fact or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney-in-fact or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 24TH day of April, 2001.


      /s/ Howard E. Janzen                          /s/ Scott E. Schubert
----------------------------------          -----------------------------------
      Howard E. Janzen                              Scott E. Schubert
  Chairman of the Board, President,         Senior Vice President and Chief
      & Chief Executive Officer                     Financial Officer
    (Principal Executive Officer)             (Principal Financial Officer)




                               /s/ Kenneth Kinnear
                         ----------------------------------
                                 Kenneth Kinnear
                         (Principal Accounting Officer)

     /s/ John A. Craig                            /s/ Julius W. Erving
----------------------------------          -----------------------------------
         John A. Craig                               Julius W. Erving
           Director                                      Director


    /s/ Ross K. Ireland                           /s/ Robert W. Lawless
----------------------------------          -----------------------------------
        Ross K. Ireland                                Robert W. Lawless
            Director                                      Director


 /s/ Morgan E. O'Brien                            /s/ H. Brian Thompson
----------------------------------          -----------------------------------
       Morgan E. O'Brien                              H. Brian Thompson
           Director                                       Director


                                            WILLIAMS COMMUNICATIONS GROUP, INC.



                                            By   /s/ Bob F. McCoy
                                            -----------------------------------
                                                Bob F. McCoy
ATTEST:                                         Senior Vice President of Law


 /s/ Shawna L. Gehres
----------------------------------
     Shawna L. Gehres
     Assistant Secretary